Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Revenue
Other revenue
Gross Profit
Research and Development	(13,208)	(5,993)	(3,714)
Operating Expenses	(13,311)	(11,203)	(6,207)
Realization bonus	(855)	(13,214)
Impairment of other non-current asset		(279)
Gain from disposal of intellectual property		2,663
Total operating expenses	(27,374)	(28,026)	(9,921)
Loss from operations	(27,374)	(28,026)	(9,921)
Other income/(expense):
Finance Income/(expense)	(176)	(312)	(91)
Other income	893
Total other income/(expense)	717	(312)	(91)
Loss from operations before income taxes	(26,657)	(28,338)	(10,012)
Income tax credit	3,240	2,207	689
Loss for the year	(23,417)	(26,131)	(9,323)
Other Comprehensive loss:
Currency translation	(4,478)	3,474	(27)
Comprehensive loss	$ (27,895)	$ (22,657)	$ (9,350)
Basic and diluted loss per share attributable to common shareholders (in Dollars per share)	$ (0.24)	$ (0.16)	$ (0.07)